Supplement to the
Fidelity® Inflation-Protected Bond Fund
June 23, 2002
Prospectus

Effective September 29, 2002, Inflation-Protected Bond is composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information updates the similar information on the cover of the prospectus:

Fidelity® Inflation-Protected Bond Fund

(fund number 794, trading symbol FINPX)

IFB-02-02 October 8, 2002
1.774739.101

SUPPLEMENT TO THE

FIDELITY® INFLATION-PROTECTED BOND FUND
June 23, 2002

STATEMENT OF ADDITIONAL INFORMATION

Effective September 29, 2002, Inflation-Protected Bond is composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

IFBB-02-01 October 8, 2002
1.778252.100